Exhibit 99.1

For Immediate Release: June 5, 2014

Occidental Petroleum Announces Form 10 Filing

Related to Spin-Off of its California Business

HOUSTON — June 5, 2014 — Occidental Petroleum Corporation (NYSE: OXY) today announced that its subsidiary, California Resources Corporation (CRC), has filed a Registration Statement on Form 10 with the U.S. Securities and Exchange Commission (SEC) in connection with Occidental’s previously announced plan to spin-off of its California oil and gas business.

Following its spin-off from Occidental, CRC will be an independent oil and natural gas exploration and production company focused on high-growth, high-return conventional and unconventional assets exclusively in California.

The Form 10 contains preliminary information about the potential terms and conditions of a spin-off of CRC. It also includes information about CRC as a standalone company, covering financial, capital structure, business, risk factor and management and governance information. The Form 10 will be revised and updated in future amendments.

The Form 10 is available in the Investor Relations section on Occidental’s website, www.oxy.com.

About Oxy

Occidental Petroleum Corporation (Oxy) is an international oil and gas exploration and production company with operations in the United States, Middle East/North Africa and Latin America regions. Oxy is one of the largest U.S. oil and gas companies, based on equity market capitalization. Oxy’s wholly owned subsidiary OxyChem manufactures and markets chlor-alkali products and vinyls. Oxy is committed to safeguarding the environment, protecting the safety and health of employees and neighboring communities and upholding high standards of social responsibility in all of the company’s worldwide operations.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: delay of, or other negative developments affecting the spin-off; inability to obtain new financing for CRC; regulatory approvals or receipt of an affirmative IRS ruling; completion of a review by the SEC of the Form 10 filed by CRC; execution of separation and intercompany agreements; approval of the final terms by our board of directors; inability of the separated businesses to operate independently; global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; reorganization or restructuring of Occidental’s operations; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber attacks or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Words such as “estimate”, “project”, “predict”, “will”, “would”, “should”, “could”, “may”, “might”, “anticipate”, “plan”, “intend”, “believe”, “expect”, “aim”, “goal”, “target”, “objective”, “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part 1, Item 1A “Risk Factors” of the 2013 Form 10-K. Occidental posts or provides links to important information on its website at www.oxy.com.

Contacts:

Melissa E. Schoeb (media)

melissa_schoeb@oxy.com

713-366-5615

or

Chris Stavros (investors)

chris_stavros@oxy.com

212-603-8184